MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES            Two World Trade Center
LETTER TO THE SHAREHOLDERS April 30, 2000                                   New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25 basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

                    [30-YEAR BOND YIELDS 1994 - 2000 GRAPH]
                        30-YEAR BOND YIELDS 1994 - 2000

       30-Year Insured               30-Year U.S.                 Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994       5.40%                        6.34%                               85.17%
           5.40%                        6.24%                               86.54%
           5.80%                        6.66%                               87.09%
           6.40%                        7.09%                               90.27%
           6.35%                        7.32%                               86.75%
           6.25%                        7.43%                               84.12%
           6.50%                        7.61%                               85.41%
           6.25%                        7.39%                               84.57%
           6.30%                        7.45%                               84.56%
           6.55%                        7.81%                               83.87%
           6.75%                        7.96%                               84.80%
           7.00%                        8.00%                               87.50%
           6.75%                        7.88%                               85.66%
1995       6.40%                        7.70%                               83.12%
           6.15%                        7.44%                               82.66%
           6.15%                        7.43%                               82.77%
           6.20%                        7.34%                               84.47%
           5.80%                        6.66%                               87.09%
           6.10%                        6.62%                               92.15%
           6.10%                        6.86%                               88.92%
           6.00%                        6.66%                               90.09%
           5.95%                        6.48%                               91.82%
           5.75%                        6.33%                               90.84%
           5.50%                        6.14%                               89.58%
           5.35%                        5.94%                               90.07%
1996       5.40%                        6.03%                               89.55%
           5.60%                        6.46%                               86.69%
           5.85%                        6.66%                               87.84%
           5.95%                        6.89%                               86.36%
           6.05%                        6.99%                               86.55%
           5.90%                        6.89%                               85.63%
           5.85%                        6.97%                               83.93%
           5.90%                        7.11%                               82.98%
           5.70%                        6.93%                               82.25%
           5.65%                        6.64%                               85.09%
           5.50%                        6.35%                               86.61%
           5.60%                        6.63%                               84.46%
1997       5.70%                        6.79%                               83.95%
           5.65%                        6.80%                               83.09%
           5.90%                        7.10%                               83.10%
           5.75%                        6.94%                               82.85%
           5.65%                        6.91%                               81.77%
           5.60%                        6.78%                               82.60%
           5.30%                        6.30%                               84.13%
           5.50%                        6.61%                               83.21%
           5.40%                        6.40%                               84.38%
           5.35%                        6.15%                               86.99%
           5.30%                        6.05%                               87.60%
           5.15%                        5.92%                               86.99%
1998       5.15%                        5.80%                               88.79%
           5.20%                        5.92%                               87.84%
           5.25%                        5.93%                               88.53%
           5.35%                        5.95%                               89.92%
           5.20%                        5.80                                89.66%
           5.20%                        5.65%                               92.04%
           5.18%                        5.71%                               90.72%
           5.03%                        5.27%                               95.45%
           4.95%                        5.00%                               99.00%
           5.05%                        5.16%                               97.87%
           5.00%                        5.06%                               98.81%
           5.05%                        5.10%                               99.02%
1999       5.00%                        5.09%                               98.23%
           5.10%                        5.58%                               91.40%
           5.15%                        5.63%                               91.47%
           5.20%                        5.66%                               91.87%
           5.30%                        5.83%                               90.91%
           5.47%                        5.96%                               91.78%
           5.55%                        6.10%                               90.98%
           5.75%                        6.06%                               94.88%
           5.85%                        6.05%                               96.69%
           6.03%                        6.16%                               97.90%
           6.00%                        6.29%                               95.39%
           5.97%                        6.48%                               92.13%
2000       6.18%                        6.49%                               95.22%
           6.04%                        6.14%                               98.37%
           5.82%                        5.83%                               99.83%
           5.91%                        5.96%                               99.16%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) increased from $12.89 to $13.08 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.39 per share, the Trust's total NAV return was 4.81 percent. IQC's value on the New York Stock Exchange (NYSE) increased from $12.1875 to $12.6875 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQC's total market return was
7.53 percent. On April 30, 2000, IQC's share price was at a 3.00 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.065 per share. The Trust's level of undistributed net investment income was $0.089 per share on April 30, 2000, versus $0.119 per share six months earlier.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 40 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 10.6 years. Current information on the portfolio's credit ratings and sector distribution is provided in the accompanying charts and tables. Optional call provisions and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six month period, ARPS leverage contributed approximately $0.02 per share to common share earnings. Weekly ARPS yields ranged between 2.50 percent and 5.80 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.23 percent at the end of April. The Trust's three ARPS series totaling $55 million represented 28 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2000, the Trust purchased and retired 2.2 percent of its common stock (247,700 shares) at a weighted average market discount of 7.80 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of financial highlights on page 17.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF APRIL 30, 2000
(% of Net Assets)

Water & Sewer            29%
Education                13%
Public Facilities        13%
Electric                 10%
Transportation            9%
Tax Allocation            8%
Hospital                  7%

Portfolio structure is subject to change.


[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa or AAA        45%
Aa or AA          37%
A or A            15%
Baa or BBB         3%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

CALL AND COST (BOOK) YIELD STRUCTURE
April 30, 2000

   WEIGHTED AVERAGE
CALL PROTECTION: 4 YEARS

PERCENT CALLABLE*

YEARS BONDS CALLABLE
2001                                                     0%
2002                                                     7%
2003                                                    67%
2004                                                    16%
2005                                                     0%
2006                                                     1%
2007                                                     3%
2008                                                     4%
2009                                                     1%
2010+                                                    1%

WEIGHTED AVERAGE
BOOK YIELD: 5.47%

COST (BOOK) YIELD**

2001
2002                                                   5.2%
2003                                                   5.5%
2004                                                   5.4%
2005
2006                                                   5.7%
2007                                                   5.4%
2008                                                   5.2%
2009                                                   5.0%
2010+                                                  5.4%

*   % Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust earned a book yield of 5.2% on 7% of the bonds in the long-term portfolio that are callable in 2002.

    Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (0.7%)
$  1,375    California, Various Purpose Dtd 04/01/93....................   5.90%   04/01/23    $ 1,366,049
--------                                                                                       -----------

            Educational Facilities Revenue (12.5%)
            California Educational Facilities Authority,
   5,000     Carnegie Institute of Washington 1993 Ser A................   5.60    10/01/23      4,872,500
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........   5.30    10/01/23      1,368,390
   2,500     Pepperdine University 1993 Ser A (MBIA)....................   5.50    06/01/19      2,442,125
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................   5.50    06/01/14      8,034,800
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.50    11/01/14      4,921,500
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.60    11/01/20      2,871,060
--------                                                                                       -----------
  25,000                                                                                        24,510,375
--------                                                                                       -----------

            Electric Revenue (9.6%)
            Los Angeles Department of Water & Power,
   3,000     Issue of 1992..............................................   6.375   02/01/20      3,121,740
   4,000     Issue of 1993 (Secondary AMBAC)............................   5.375   09/01/23      3,754,600
   8,000    Northern California Transmission Agency, California - Oregon
             Transmission Refg Ser 1993 A (MBIA)........................   5.25    05/01/20      7,438,320
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (AMBAC).........................................   4.875   07/01/20      4,351,800
--------                                                                                       -----------
  20,000                                                                                        18,666,460
--------                                                                                       -----------

            Hospital Revenue (6.7%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................   5.00    05/15/13      3,858,680
            California Health Facilities Financing Authority,
   3,000     Cedars-Sinai Medical Center Ser 1997 A (MBIA)..............   5.25    08/01/27      2,686,290
   5,000     Kaiser Permanente Ser 1985.................................   5.55    08/15/25      4,470,350
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....   6.00    06/01/13      2,140,620
--------                                                                                       -----------
  14,000                                                                                        13,155,940
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (4.0%)
   8,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co 1993 Ser B (AMT).........................   5.85    12/01/23      7,790,000
                                                                                               -----------

            Mortgage Revenue - Single Family (4.1%)
   8,305    California Housing Finance Agency, Home 1993 Ser B..........   5.65    08/01/14      8,090,233
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (13.2%)
$  3,000    Alameda County, Alameda County Medical Center, Ser 1998
             (MBIA).....................................................   5.00%   06/01/23    $ 2,630,910
   7,000    California Public Works Board, Corrections 1993 Ser D.......   5.375   06/01/12      7,010,430
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (AMBAC)...............   5.00    11/01/19      3,607,480
   5,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................   5.125   08/15/13      4,879,600
   5,000    Los Angeles County Public Works Financing Authority, Proj IV
             (MBIA).....................................................   5.25    12/01/16      4,796,600
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........   5.50    01/01/13      2,922,360
--------                                                                                       -----------
  27,000                                                                                        25,847,380
--------                                                                                       -----------

            Recreational Facilities Revenue (0.9%)
   2,000    California Statewide Communities Development Authority, The
--------     J Paul Getty Trust COPs....................................   5.00    10/01/23      1,729,740
                                                                                               -----------

            Tax Allocation Revenue (8.4%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................   5.875   10/01/23      6,419,122
   7,000    Rosemead Redevelopment Agency, Proj # 1 Ser 1993 A..........   5.60    10/01/33      6,382,810
   4,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................   5.00    08/01/20      3,564,320
--------                                                                                       -----------
  17,870                                                                                        16,366,252
--------                                                                                       -----------

            Transportation Facilities Revenue (8.6%)
   2,000    Alameda Corridor Transportation Authority, Sr Lien Ser 1999
             A (MBIA)...................................................   5.25    10/01/21      1,854,420
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................   5.00    05/15/10      4,869,000
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........   5.375   11/01/19      1,872,660
   7,000    Los Angeles County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................   5.625   07/01/18      6,979,630
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................   4.75    07/01/23      1,261,830
--------                                                                                       -----------
  17,500                                                                                        16,837,540
--------                                                                                       -----------

            Water & Sewer Revenue (29.2%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................   5.50    12/01/23      7,673,279
   7,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....   5.25    07/01/23      6,403,880
   6,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............   5.20    11/01/21      5,481,720
   8,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................   5.25    10/01/19      7,473,200
   3,000    Marin County Municipal Water District, Ser 1993.............   5.65    07/01/23      2,939,010
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................   5.50    07/01/13      5,029,200
   3,000     Waterworks Ser C...........................................   5.25    07/01/15      2,923,260
   6,000    Moulton-Niguel Water District, 1993 COPs (AMBAC)............   5.30    09/01/23      5,544,960
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (AMBAC)....................................................   5.00    08/15/14      2,379,525
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993...................................................   5.00    12/01/16      3,677,720
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....   5.25    05/15/20      7,428,560
--------                                                                                       -----------
  60,500                                                                                        56,954,314
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$201,550    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $198,757,307)......   $191,314,283
--------                                                                                       ------------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.4%)
     700    California Health Facilities Financing Authority, Adventist
--------     Health 1998 Ser B (MBIA) (Demand 05/01/00) (Identified Cost
             $700,000)..................................................   5.75*%  09/01/28         700,000
                                                                                                -----------

$202,250    TOTAL INVESTMENTS (Identified Cost $199,457,307) (a)..................     98.3%    192,014,283
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................    1.7       3,318,764
                                                                                      -----     -----------

            NET ASSETS.............................................................   100.0%   $195,333,047
                                                                                      =====    ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $316,597 and the aggregate gross unrealized depreciation is $7,759,621, resulting in net unrealized
            depreciation of $7,443,024.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $199,457,307).............................  $192,014,283
Interest receivable.........................................     3,465,039
Cash........................................................        11,934
Prepaid expenses and other assets...........................        61,063
                                                              ------------

    TOTAL ASSETS............................................   195,552,319
                                                              ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders.....................        70,823
    Investment management fee...............................        57,164
Accrued expenses and other payables.........................        91,285
                                                              ------------

    TOTAL LIABILITIES.......................................       219,272
                                                              ------------

    NET ASSETS:.............................................  $195,333,047
                                                              ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,100
 shares outstanding)........................................  $ 55,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 10,726,213
 shares outstanding)........................................   154,202,522
Net unrealized depreciation.................................    (7,443,024)
Accumulated undistributed net investment income.............       955,332
Accumulated net realized loss...............................    (7,381,783)
                                                              ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   140,333,047
                                                              ------------

    TOTAL NET ASSETS........................................  $195,333,047
                                                              ============

NET ASSET VALUE PER COMMON SHARE
 ($140,333,047 divided by 10,726,213 common shares
 outstanding)...............................................        $13.08
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $5,469,421
                                                              ----------
EXPENSES
Investment management fee...................................     342,183
Auction commission fees.....................................      84,186
Professional fees...........................................      51,239
Transfer agent fees and expenses............................      16,269
Auction agent fees..........................................      14,981
Shareholder reports and notices.............................      13,059
Registration fees...........................................      12,116
Trustees' fees and expenses.................................       7,966
Custodian fees..............................................       5,680
Other.......................................................      10,539
                                                              ----------

    TOTAL EXPENSES..........................................     558,218

Less: expense offset........................................      (5,666)
                                                              ----------

    NET EXPENSES............................................     552,552
                                                              ----------

    NET INVESTMENT INCOME...................................   4,916,869
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................     (63,864)
Net change in unrealized depreciation.......................   2,234,337
                                                              ----------

    NET GAIN................................................   2,170,473
                                                              ----------

NET INCREASE................................................  $7,087,342
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX       FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                       APRIL 30, 2000     OCTOBER 31, 1999
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $ 4,916,869        $ 9,968,405
Net realized gain (loss).............................        (63,864)           118,579
Net change in unrealized depreciation................      2,234,337        (19,564,913)
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................      7,087,342         (9,477,929)
                                                         -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (1,033,066)        (1,863,338)
Common...............................................     (4,229,322)        (8,306,745)
                                                         -----------        -----------

    TOTAL DIVIDENDS..................................     (5,262,388)       (10,170,083)
                                                         -----------        -----------
Decrease from transactions in common shares of
 beneficial interest.................................     (2,953,079)          (841,902)
                                                         -----------        -----------

    NET DECREASE.....................................     (1,128,125)       (20,489,914)

NET ASSETS:
Beginning of period..................................    196,461,172        216,951,086
                                                         -----------        -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $955,332 and $1,300,851, respectively)...........    $195,333,047       $196,461,172
                                                         ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $2,862,370.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $6,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,670. At April 30, 2000, the Trust had an accrued pension liability of $37,164 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                   AMOUNT IN             RESET         RANGE OF
SERIES   SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------   -------   ----------   -----   --------   ----------------
  1        260      $13,000     3.64%   07/11/00       3.64%
  2        240       12,000     3.75    07/06/00        3.75
  3        600       30,000     4.70    05/02/00    2.50 - 5.80

---------------------
 * As of April 30, 2000.
** For the six months ended April 30, 2000.

Subsequent to April 30, 2000 and up through June 2, 2000, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 3.64% to 4.70% in the aggregate amount of $213,386.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 1998...................................  11,041,813   $110,418   $157,887,085
Treasury shares purchased and retired (weighted average
 discount 6.19%)*...........................................     (67,900)      (679)      (841,223)
                                                              ----------   --------   ------------
Balance, October 31, 1999...................................  10,973,913    109,739    157,045,862
Treasury shares purchased and retired (weighted average
 discount 7.80%)*...........................................    (247,700)    (2,477)    (2,950,602)
                                                              ----------   --------   ------------
Balance, April 30, 2000.....................................  10,726,213   $107,262   $154,095,260
                                                              ==========   ========   ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $7,318,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2002              2003       2004       2005
---------------------   --------   --------   --------
       $5,005            $1,012      $113      $1,188
       ======            ======      ====      ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
 $0.065     May 5, 2000    May 19, 2000
 $0.065     June 9, 2000   June 23, 2000

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                            FOR THE SIX                        FOR THE YEAR ENDED OCTOBER 31*
                                           MONTHS ENDED      ------------------------------------------------------------------
                                          APRIL 30, 2000*      1999           1998          1997          1996           1995
-------------------------------------------------------------------------------------------------------------------------------
                                            (unaudited)
SELECTED PER SHARE DATA:
Net asset value beginning of period.....      $ 12.89         $ 14.67        $ 13.90       $ 13.08        $12.70        $ 10.62
                                              -------         -------        -------       -------        ------        -------
Income (loss) from investment
 operations:
 Net investment income..................         0.45            0.90           0.91          0.91          0.89           0.88
 Net realized and unrealized gain
   (loss)...............................         0.20           (1.77)          0.74          0.74          0.26           2.07
                                              -------         -------        -------       -------        ------        -------
Total income (loss) from investment
 operations.............................         0.65           (0.87)          1.65          1.65          1.15           2.95
                                              -------         -------        -------       -------        ------        -------
Less dividends from:
 Net investment income..................        (0.39)          (0.75)         (0.72)        (0.69)        (0.69)         (0.74)
 Common share equivalent of dividends
   paid to preferred shareholders.......        (0.09)          (0.17)         (0.17)        (0.17)        (0.16)         (0.17)
                                              -------         -------        -------       -------        ------        -------
Total dividends.........................        (0.48)          (0.92)         (0.89)        (0.86)        (0.85)         (0.91)
                                              -------         -------        -------       -------        ------        -------
Anti-dilutive effect of acquiring
 treasury shares........................         0.02            0.01           0.01          0.03          0.08           0.04
                                              -------         -------        -------       -------        ------        -------
Net asset value, end of period..........      $ 13.08         $ 12.89        $ 14.67       $ 13.90        $13.08        $ 12.70
                                              =======         =======        =======       =======        ======        =======
Market value, end of period.............      $12.688         $12.188        $14.188       $12.688        $11.25        $10.875
                                              =======         =======        =======       =======        ======        =======
TOTAL RETURN+...........................         7.53%(1)       (9.28)%        18.01%        19.60%        10.13%         19.73%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Total expenses..........................         0.79%(2)        0.76%(3)       0.74%(3)      0.76%         0.78%(3)       0.84%(3)
Net investment income before preferred
 stock dividends........................         7.00%(2)        6.35%          6.32%         6.82%         7.02%          7.57%
Preferred stock dividends...............         1.47%(2)        1.19%          1.21%         1.26%         1.26%          1.48%
Net investment income available to
 common shareholders....................         5.53%(2)        5.16%          5.11%         5.56%         5.76%          6.09%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $195,333        $196,461       $216,951      $209,990      $204,531       $206,614
Asset coverage on preferred shares at
 end of period..........................          355%            357%           394%          382%          372%           376%
Portfolio turnover rate.................           --               3%             4%            6%           --              1%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported.
    Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES

Semiannual Report
April 30, 2000